John Hancock Funds III

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

John Hancock Global Shareholder Yield Fund

John Hancock International Growth Fund

U.S. Quality Growth Fund (the funds)

Supplement dated June 26, 2019 to the current Statement of Additional Information, as may be supplemented (the SAI)

The following information supplements and supersedes any information to the contrary contained in the SAI.

Effective immediately, the “Cash and Other High Quality Instruments” section under the heading “Descriptions and Risks of Fund Investments” is amended and restated as follows:

Cash and Other High Quality Instruments

The Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of such assets on the custodian’s books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. The Funds seek to minimize credit risk by investing only in high quality money market securities. General overnight cash held in a Funds’ portfolio may also be invested in John Hancock Collateral Trust (“JHCT”), a privately offered registered investment company subadvised by Manulife Investment Management (US) LLC (“MIM US”), an affiliate of the Advisor, that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies.

The Funds may be subject to delays in making investments when significant purchases or redemptions of Fund shares cause the Funds to have an unusually large cash position. When the Funds have a higher than normal cash position, they may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause the Funds to miss investment opportunities they otherwise would have benefited from if fully invested, or might cause the Funds to pay more for investments in a rising market, potentially reducing Fund performance.

You should read this Supplement in conjunction with the SAI and retain it for future reference.